Exhibit 99.2

Transaction Overview
Logan and Kanawha
Logan and Kanawha
March 2011

Forward-Looking Statements
Certain statements in this Shareholder Update, and other written or oral statements made by or on behalf of us are
"forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Forward looking statements include, without limitation, statements regarding future contract mine production, market improvements, industry demand, inventory and purchasing patterns. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: the risk that the business of International Resource Partners L.P. will not be integrated successfully with our businesses or such integration may be more difficult, time-consuming or costly than expected; uncertainty of our expected financial performance following completion of the proposed transaction; our ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; change in the demand for coal by electric utility customers, as well as the perceived benefits of alternative sources of energy; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; our dependency on one railroad for transportation of a large percentage of our productions; failure to exploit additional coal reserves; the risk that reserve estimates and pension and post-retirement benefit liabilities are inaccurate; failure to diversify our operations; increased capital expenditures; encountering difficult mining conditions; inherent complexities associated with mining in Central Appalachia including special dangers and risks of underground mining; increased costs of complying with mine health and safety regulations;
bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; the effects of litigation, regulation and competition; lack of availability of financing sources; our compliance with debt covenants; the risk that we are unable to successfully integrate acquired asset into our business; and the other risks detailed in our reports filed with the Securities and Exchange Commission
(SEC).

─ $475 million on a cash-free, debt-free basis
─ 100% cash consideration
Consideration
Synergies
Approvals
Capital
structure
─ Synergies expected through complementary marketing strengths
─ $375 million in committed financing plus existing cash balances
─ Plan to access capital markets in place of the committed
 financing
─ Expect to maintain a conservative capital structure
─ Approved by the boards of James River and IRP
─ No significant regulatory issues expected
Closing
─ Transaction expected to close in the first half of 2011
IRP and L&K Overview
Accretive
─ Expected to be Accretive to Earnings Per Share and Cash Flow
 Per Share in Year 1, Without Synergies

IRP and L&K Overview
Financial Summary
(1) Pro-Forma Adjustments Contained in Press Release
(1) Pro-Forma Adjustments Contained in Press Release

─ 9 Operating Mines and 136 Million Tons of Reserves and
 Resources in Central Appalachia
Adds Size and Scale
Broadens
product base
Solid
credit profile
IRP Focus on
Operating Margins
─ Adds High Quality Metallurgical Coal Shipments
─ IRP 2010 Pro-Forma EBITDA Margins of 17.3%
─ Union-free workforce and minimal legacy liabilities

Global Coal
Marketing Group
─ Substantial Presence in Global Seaborne Coal Markets
─ Opportunity to Optimize a Broader Base of Coal Sales Contracts
IRP and L&K Overview

New Orleans, LA
Mobile, AL
Norfolk, VA
Newport News, VA

Port
Ohio
Kentucky
W. Virginia
IRP and L&K Overview
Laurel Mountain Resources
Prestonsburg, Kentucky
Active Surface Mines: 3
2010 Production:  0.5 MM
Rail Loadout Facility: 1

IRP Operations Map
Hampden Coal Company
Gilbert, WV
Active Underground Mines: 5
Active Surface Mines:  1
2010 Production:  1.4 MM
Rail Loadout Facilities:  3

JRCC Combined Operations
Indiana
Indiana
Kentucky
Kentucky
West
West
Virginia
Virginia
Hampden Coal
Hampden Coal
Laurel Mt.
Laurel Mt.
McCoy
McCoy
Leeco
Leeco
Blue Diamond
Blue Diamond
Bledsoe
Bledsoe
Bell
Bell
Triad
Triad
36 Mines
 23 Underground
 13 Surface
  4 High Wall Miner
11 Preparation Plants
2,500 Employees
IRP and L&K Overview

IRP and L&K Overview
IRP Reserves and Resources
Thermal Coal
75 Million Tons
Met Coal
61 Million Tons
Source: Marshall Miller SEC Guide 7 Reserve Report Dated 12/31/10
Source: Marshall Miller SEC Guide 7 Reserve Report Dated 12/31/10

Rail Loadout Facilities
 ▪ 1 NS Unit Train Rail Loadout Facility in
 West Virginia
 ▪ 2 CSX Unit Train Rail Loadout Facilities
 in West Virginia and Kentucky
 ▪ 1 CSX Rail Loadout Facility in West
 Virginia
Big Sandy River Transportation
 ▪ Long-term relationships with storage
 and transportation companies to ship
 coal via the Big Sandy River in Eastern
 Kentucky
IRP and L&K Overview
IRP
Transportation

IRP and L&K Overview
Logan & Kanawha Overview
● Markets Metallurgical and Steam Coal Produced on IRP Properties
● Markets Metallurgical and Steam Coal Produced on IRP Properties
● Purchases and Resells Blended Coal Under the L&K Brand Name
● Purchases and Resells Blended Coal Under the L&K Brand Name
● Oldest Independent Coal Marketing Company in the United States,
 Founded in 1915
● Oldest Independent Coal Marketing Company in the United States,
 Founded in 1915
● 24 Active Customers in 8 Countries
● 24 Active Customers in 8 Countries
● One of Three U.S. Sales Companies that Sell Directly to State-Owned
 Indian Steel Producers
● One of Three U.S. Sales Companies that Sell Directly to State-Owned
 Indian Steel Producers
● One of the Largest Suppliers of U.S. Coal to the Indian Market
● One of the Largest Suppliers of U.S. Coal to the Indian Market
● Real-Time Expertise and Knowledge of Global Coal Markets
● Real-Time Expertise and Knowledge of Global Coal Markets

Logan & Kanawha Global Sales

IRP and L&K Overview

IRP and L&K Overview
Logan and Kanawha Contract Position
A Solid History and a Bright Future

IRP and L&K Overview
Possible Synergies

Addition of
high-quality
 metallurgical coal
reserves and
production
Substantial
 presence in
global seaborne
 coal markets
Opportunity to
optimize broader
base of coal
sales contracts
Focus on
operating margin
Union-free
workforce with
 minimal legacy
liabilities
Increase in size
and scale in
Central Appalachia
IRP and L&K Overview
Accretive to EPS
and CFPS

Question and Answer
Session